Exhibit 99.1

Momentus Inc. Announces First Quarter 2023 Financial Results

SAN JOSE, CA – May 11, 2023 – Momentus Inc. (NASDAQ: MNTS) (“Momentus” or the "Company”), a U.S. commercial space company that offers orbital transportation and in-space infrastructure services, today announced its financial results for the first quarter ended March 31, 2023.

“Momentus is showing its competitive advantages with flight heritage, early success with our pioneering water-based propellant engine, and a vehicle that can respond to customer needs with flexibility, speed, and a lower cost,” said Momentus Chief Executive Officer John Rood. “We are now operating Vigoride-5 and Vigoride-6 concurrently, and both missions mark key milestones in demonstrating the value proposition of our technology. In less than a year we have launched three of our Vigoride Orbital Service Vehicles into space, deployed nine customer payloads, provided hosted payload services, demonstrated a new, differentiated breed of spacecraft engine, and continue to garner interest with commercial and government customers.”

“The Vigoride Orbital Service Vehicle has a large and flexible payload capacity, best-in-class power, and is low cost,” continued Rood. “We’re eager to use the unique attributes of  Vigoride to meet government use cases as well as commercial needs. We have made progress demonstrating our value for U.S. Government organizations, like the Defense Department and NASA. We recently partnered with another commercial space company to propose a joint solution for NASA’s consideration as the agency looks to reboost the Hubble space telescope. This collaboration demonstrates how commercial companies can offer inventive and impactful solutions to government customers. We’re also seeing tremendous opportunity for our services in support of Defense Department and U.S. national security missions and increasing interest in Momentus from the Space Development Agency, U.S. Space Force, and the Intelligence Community. As one of the early movers in a rapidly expanding industry, Momentus is poised to fill a key role in the vibrant and growing space economy as we scale our business for growth and expand into new markets in 2023.”

Recent Business Highlights:

•
Launched Vigoride-5 aboard the SpaceX Transporter-6 mission from Cape Canaveral, Florida. This vehicle incorporated important lessons learned from Momentus’ inaugural mission that launched in 2022. On this ongoing mission, Momentus is providing hosted payload services for Caltech’s Space-based Solar Power Project payload, and recently deployed a payload for an international customer.

•
Demonstrated success with Momentus’ Microwave Electrothermal Thruster (“MET”) that uses distilled water as propellant. Testing has continued subsequent to the quarter and to date the MET has achieved more than 35 firings ranging from 30 seconds up to six minutes in duration. The duration of the six minute  firing exceeded by 20% the maximum planned duration for operation of the MET on this mission.  Cumulatively, Momentus has reached over 140 minutes of firing time of the MET system. Momentus has now operated the MET successfully in space at full power across the range of durations for firing that we plan to use operationally to deliver satellites to precise, custom orbits and to provide in-space infrastructure services like hosted payloads.

•
The MET achieved a key task of its Vigoride-5 mission by raising the orbit of the spacecraft by more than 3 km. Orbital altitude raises are an integral part of Momentus’ orbital transportation service offering that aims to deliver customer satellites to precise and custom orbits.

•
Signed a services agreement with repeat customer, FOSSA Systems, to place its latest generation of satellites into Low-Earth orbit. This agreement represents initial progress toward Momentus’ first large-scale constellation deployment.

•
Signed a services agreement with FOSSA Systems to fly a picosatellite deployer with the capacity for eight pocketqube satellites as part of its launch brokerage capabilities and services. This deployer will house several satellites serving different IoT, Earth Observation, and demonstration platforms for yet-to-be-announced customers.

•
Signed a services agreement with Hello Space to provide hosted payload service for a deployer carrying four pocketqubes. These pocketqube satellites mark the first tranche of an 80-satellite constellation set by Hello Space.

•	Signed a services agreement with Lunasonde to deliver a cubesat to orbit from the Vigoride-7 mission targeted for launch in October on the SpaceX Transporter-9 mission

•	Signed a services agreement with SatRev for the delivery of a cubesat to Low-Earth Orbit also on the Vigoride-7 mission.

•	Signed a services agreement with a yet-to-be-named customer for the orbital delivery of the first tranche of picosats for a 100-satellite planned constellation.

•
Were selected for funding from the Space Development Agency for a Small Business Innovation Research Phase 2 award, which SDA is collaborating to complete with the Air Force Research Lab Technology Directorate AFWERX.

•	Signed a Memorandum of Understanding with Axient, a well-established company with a strong track record in defense and classified work for the Defense Department.

•
Launched the Vigoride-6 OSV on the SpaceX Transporter-7 mission. The vehicle is carrying the NASA LLITED mission, payloads for multiple commercial customers, and a Momentus-developed solar array technology demo with a focus of reducing Vigoride unit manufacturing costs and lead times.

•	Signed a launch services agreement with SpaceX securing launch opportunities through the end of 2024.

•
Teamed with another commercial company to respond to NASA’s Hubble Reboost RFI in a joint proposal. The mission’s objectives include safe relocation of Hubble and removal of nearby threatening debris from the celebrated space telescope’s new orbit.

Conference Call Information
Momentus will host a conference call to discuss the results today at 5:00 p.m. Eastern Time (2:00 p.m. Pacific Time). To access the conference call, participants should dial +1 (800) 715-9871 and enter the conference ID number 9685779. International participants should dial +1 (646) 307-1963. The live audio webcast along with supplemental information will be accessible on the Company’s Investor Relations website at https://investors.momentus.space. A recording of the webcast will also be available following the conference call.

About Momentus Inc.

Momentus is a U.S. commercial space company that offers in-space infrastructure services, including in-space transportation, hosted payloads and in-orbit services. Momentus believes it can make new ways of operating in space possible with its planned in-space transfer and service vehicles that will be powered by an innovative water plasma-based propulsion system.

Forward-Looking Statements

This press release contains certain statements which may constitute “forward-looking statements” within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include, but are not limited to, statements regarding Momentus or its management team’s expectations, hopes, beliefs, intentions or strategies regarding the future, projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, and are not guarantees of future performance. The words “may,” “will,” “anticipate,” “believe,” “expect,” “continue,” “could,” “estimate,” “future,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “aim,” “strive,” “predict,” “project,” “should,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking.
Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on our current beliefs, expectations and assumptions regarding the future of our business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions.
Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of Momentus’ control. Many factors could cause actual future events to differ materially from the forward-looking statements in this press release, including but not limited to: the ability of the Company to raise additional capital to finance its longer-term business plan; the ability of the Company to obtain licenses and government approvals for its missions, which are essential to its operations; the ability of the Company to effectively market and sell satellite transport services and planned in-orbit services; the ability of the Company to protect its intellectual property and trade secrets; the development of markets for satellite transport and in-orbit services; the ability of the Company to develop, test and validate its technology, including its water plasma propulsion technology; delays or impediments that the Company may face in the development, manufacture and deployment of next generation satellite transport systems; the ability of the Company to convert backlog or inbound inquiries into revenue; changes in applicable laws or regulations and extensive and evolving government regulations that impact operations and business, including export control license requirements; the ability to attract or maintain a qualified workforce with the required security clearances and requisite skills; product service or product or launch failures or delays that could lead customers to use competitors’ services; investigations, claims, disputes, enforcement actions, litigation and/or other regulatory or legal proceedings; the Company’s ability to comply with the terms of its National Security Agreement and any related compliance measures instituted by the director who was approved by the CFIUS Monitoring Agencies (the “Security Director”); the possibility that the Company may be adversely affected by other economic, business, and/or competitive factors; and/or other risks and uncertainties. These are only some of the factors that may affect the forward-looking statements contained in this press release. For a discussion identifying additional important factors that could cause actual results to differ materially from those anticipated in the forward-looking statements, see the company’s filings with the U.S. Securities and Exchange Commission including, but not limited to, “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022. The company’s filings may be accessed through the Investor Relations page of its website, investors.momentus.space, or through the website maintained by the SEC at www.sec.gov. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and, except as required by law, the Company assumes no obligation and does not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise.

First Quarter 2023 Financial Results

MOMENTUS INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)
(in thousands, except share data)

	Three Months Ended March 31,
	2023	2022
Service revenue	$22	$—
Gross profit	22	—
Operating expenses:
Research and development expenses	10,119	9,971
Selling, general and administrative expenses	10,270	14,853
Total operating expenses	20,389	24,824
Loss from operations	(20,367)	(24,824)

Other income (expense):
Change in fair value of warrant liability	(112)	(451)
Realized loss on disposal of asset	—	(70)
Interest income	555	—
Interest expense	(920)	(1,492)
Litigation settlement, net	—	3
Other income	19	—
Total other expense	(458)	(2,010)
Net loss	$(20,825)	$(26,834)
Net loss per share, basic	$(0.24)	$(0.34)
Net loss per share, fully diluted	$(0.24)	$(0.34)
Weighted average shares outstanding, basic	87,559,611	79,958,383
Weighted average shares outstanding, fully diluted	87,559,611	79,958,383

MOMENTUS INC.
CONDENSED CONSOLIDATED  BALANCE SHEETS

(in thousands)

	March 31, 2023	December 31, 2022
	(unaudited)
ASSETS
Current assets:
Cash and cash equivalents	$38,630	$61,094
Restricted cash, current	879	1,007
Insurance receivable	4,000	4,000
Prepaids and other current assets	9,524	10,173
Total current assets	53,033	76,274
Property, machinery and equipment, net	3,844	4,016
Intangible assets, net	340	337
Operating right-of-use asset	6,174	6,441
Deferred offering costs	418	331
Restricted cash, non-current	363	312
Other non-current assets	4,670	4,712
Total assets	$68,842	$92,423

LIABILITIES AND STOCKHOLDERS’ EQUITY
Accounts payable	$2,092	$2,239
Accrued expenses	6,496	8,026
Loan payable, current	11,290	11,627
Contract liabilities, current	2,136	1,654
Operating lease liability, current	1,181	1,153
Stock repurchase liability	—	10,000
Litigation settlement contingency	8,500	8,500
Other current liabilities	36	27
Total current liabilities	31,731	43,226
Contract liabilities, non-current	1,026	1,026
Loan Payable, non-current	171	2,404
Warrant liability	676	564
Operating lease liability, non-current	5,821	6,131
Other non-current liabilities	471	465
Total non-current liabilities	8,165	10,590
Total liabilities	39,896	53,816
Commitment and Contingencies (Note 12)
Stockholders’ equity:
Common stock, $0.00001 par value; 250,000,000 shares authorized and 94,984,332 issued and outstanding as of March 31, 2023; 250,000,000 shares authorized and 84,441,153 issued and outstanding as of December 31, 2022	1	1
Additional paid-in capital	353,897	342,733
Accumulated deficit	(324,952)	(304,127)
Total stockholders’ equity	28,946	38,607
Total liabilities and stockholders’ equity	$68,842	$92,423

MOMENTUS INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS (UNAUDITED)

(in thousands)

	Three Months Ended March
	2023	2022
Cash flows from operating activities:
Net loss	$(20,825)	$(26,834)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	229	294
Amortization of debt discount and issuance costs	492	742
Amortization of right-of-use asset	267	322
Change in fair value of warrant liability	112	451
Loss on disposal of property, machinery, equipment and intangible assets	—	70
Stock-based compensation expense	1,720	2,212
Issuance of common stock to non-employees	57	—
Changes in operating assets and liabilities:
Prepaids and other current assets	704	1,447
Other non-current assets	41	(2,685)
Accounts payable	(211)	1,387
Accrued expenses	(1,538)	(273)
Accrued interest	39	13
Other current liabilities	12	14
Contract liabilities	481	100
Lease liability	(282)	(328)
Other non-current liabilities	6	6
Net cash used in operating activities	(18,696)	(23,062)

Cash flows from investing activities:
Purchases of property, machinery and equipment	(43)	(290)
Purchases of intangible assets	(9)	(231)
Net cash used in investing activities	(52)	(521)

Cash flows from financing activities:
Proceeds from exercise of stock options	92	48
Repurchase of Section 16 Officer shares for tax coverage exchange	(60)	(59)
Principal payments on loan payable	(3,102)	(927)
Payment of deferred offering costs	(23)	—
Payment for repurchase of common shares	(10,000)	—
Proceeds from issuance of common stock and related warrants	10,000	—
Payments for issuance costs related to common stock and related warrants	(700)	—
Net cash used in financing activities	(3,793)	(938)

Decrease in cash, cash equivalents and restricted cash	(22,541)	(24,521)
Cash, cash equivalents and restricted cash, beginning of period	62,413	160,547
Cash, cash equivalents and restricted cash, end of period	$39,872	$136,026

Supplemental disclosure of non-cash investing and financing activities
Purchases of intangibles assets in accounts payable and accrued expenses at period end	$7	$—
Deferred offering costs in accounts payable and accrued expenses at period end	$64	$—
Stock repurchase liability fair value	$—	$6,000

Supplemental disclosure of cash flow information
Cash paid for income taxes	$—	$—
Cash paid for interest	$389	$750

Reclassifications

Certain reclassifications have been made to the prior year’s financial statements to conform to the current year’s presentation. None of the reclassifications have changed the total assets, liabilities, shareholders’ deficit, income, expenses or net losses previously reported.

Use of Non-GAAP Financial Measures (unaudited)

This press release references certain non-GAAP financial measures, including adjusted EBITDA, non-GAAP selling, general, and administrative expense and non-GAAP research and development expense. The Company defines adjusted EBITDA as earnings before interest expense, taxes, depreciation and amortization, stock-based compensation, and certain other items the Company believes are not indicative of its core operating performance. The Company defines non-GAAP selling, general, and administrative expenses and research and development expenses as those respective GAAP amounts, excluding stock-based compensation and non-recurring items not indicative of core operating performance None of these non-GAAP financial measures is a substitute for or superior to measures of financial performance prepared in accordance with generally accepted accounting principles in the United States (GAAP) and should not be considered as an alternative to any other performance measures derived in accordance with GAAP.

The Company believes that presenting these non-GAAP financial measures provides useful supplemental information to investors about the Company that is helpful in understanding and evaluating its operating results, enhancing the overall understanding of its past performance and future prospects, and allowing for greater transparency with respect to key financial metrics used by its management in financial and operational-decision making. However, there are a number of limitations related to the use of non-GAAP measures and their nearest GAAP equivalents. For example, other companies may calculate non-GAAP measures differently, or may use other measures to calculate their financial performance, and therefore any non-GAAP measures the Company uses may not be directly comparable to similarly titled measures of other companies.

Quarterly adjusted EBITDA

A reconciliation of adjusted EBITDA to net loss for the three months ended March 31, 2023, March 31, 2022, and December 31, 2022, is set forth below:

	Three Months Ended
(in thousands)	March 31, 2023	March 31, 2022	December 31, 2022
Net loss	$(20,825)	$(26,834)	$(24,440)
Income tax expense	—	—	—
Interest income	(555)	—	(489)
Interest expense	920	1,492	1,096
Depreciation & amortization	229	294	259
EBITDA	(20,231)	(25,048)	(23,574)
Increase (decrease) in fair value of warrants	112	451	(1,803)
Realized loss on disposal of assets	—	70	54
Litigation settlement, net	—	(3)	4,500
Prepaid launch deposit impairment	514	—	—
SEC and CFIUS legal expenses	85	795	161
Class action litigation legal expenses	110	795	755
Other non-recurring litigation legal expense	1,219	114	1,004
SEC compliance costs	22	2,135	76
NSA compliance costs	232	978	233
Severance and other non-recurring expenses[1]	122	350	—
Stock-based compensation	1,720	2,212	3,044
Adjusted EBITDA	$(16,095)	$(17,151)	$(15,550)

1 - Loss contingencies for certain severance agreements were reversed when the Company determined they would not be signed and paid

A reconciliation of selling, general, and administrative expenses to non-GAAP selling, general, and administrative expenses for the three months ended March 31, 2023, March 31, 2022, and December 31, 2022, is set forth below:

	Three Months Ended
(in thousands)	March 31, 2023	March 31, 2022	December 31, 2022
Selling, general, and administrative expenses	$10,270	$14,853	$10,929
Stock-based compensation	1,244	1,839	2,534
SEC and CFIUS legal expenses	85	795	161
Class action litigation legal expenses	110	795	755
Other non-recurring litigation legal expense	1,219	114	1,004
SEC compliance costs	22	2,135	76
NSA compliance costs	232	978	233
Severance and other non-recurring expenses[1]	—	—	—
Non-GAAP selling, general, administration expenses	$7,358	$8,197	$6,166

1 - Loss contingencies for certain severance agreements were reversed when the Company determined they would not be signed and paid

A reconciliation of research and development expenses to non-GAAP research and development expenses for the three months ended March 31, 2023, March 31, 2022, and December 31, 2022, is set forth below:

	Three Months Ended
(in thousands)	March 31, 2023	March 31, 2022	December 31, 2022
Research and development expenses	$10,119	$9,971	$10,283
Prepaid launch deposit impairment	514	—	—
Stock-based compensation	476	373	510
Severance and non-recurring expenses[1]	122	350	—
Non-GAAP Research and development expenses	$9,007	$9,248	$9,773

1 - Loss contingencies for certain severance agreements were reversed when the Company determined they would not be signed and paid

For media inquiries:

press@momentus.space

For investor relations inquiries:

investors@momentus.space